UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	001-38148	46-2609363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 S. Foothill Drive, Suite D

Salt Lake City, UT 84109

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 438-1036

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CODX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Background Information:

Co-Diagnostics, Inc. (“CODX”) and Advanced Conceptions, Inc. (“ACI”) are parties to that certain Joint Development & License Agreement, dated as of or about February 15, 2021 (the “Development Agreement”). ACI has delegated by subcontract certain of its obligations under the Development Agreement to Idaho Molecular, Inc. (“Idaho Molecular”). The aim of the Development Agreement is to develop an at-home/point-of-care testing device (the “Purpose”). In furtherance of the Purpose, the respective boards of directors of CODX, ACI and Idaho Molecular have approved a transaction in which each of ACI and Idaho Molecular will become wholly owned subsidiaries of CODX.

I.	Agreement and Plan of Merger with Idaho Molecular, Inc.

On December 21, 2021, CODX entered into an Agreement and Plan of Merger (the “IM Merger Agreement”) with IDMO Acquisition Corp., an Idaho corporation and a wholly-owned subsidiary of the CODX (“IM Merger Sub”), Idaho Molecular, and the Company Representative named therein. Pursuant to the IM Merger Agreement, IM Merger Sub will be merged with and into Idaho Molecular (the “IM Merger”) with Idaho Molecular surviving the IM Merger and becoming a wholly owned subsidiary of CODX.

Merger Consideration

At the effective time of the IM Merger, all the outstanding shares of capital stock of Idaho Molecular shall be cancelled and converted into the right to receive, in the aggregate: 1,650,000 shares of CODX common Stock, par value $0.001 per share (“CODX Common Stock”), which number may be adjusted upward or downward at closing based on Idaho Molecular’s net cash at the time of closing; an additional 708,500 shares of CODX Common Stock that is subject to a right of forfeiture in favor of CODX if certain milestones have not been satisfied on or before January 1, 2027 and the right of forfeiture has not been released due to the occurrence of certain events described in the IM Merger Agreement (the “IM Milestone Stock Consideration”); and warrants to purchase 232,500 shares of CODX Common Stock (the “IM Warrants”), at an exercise price of $9.125 per Warrant that are also subject to a right of forfeiture if certain milestones have not been satisfied on or before January 1, 2027 and the right of forfeiture has not been released due to the occurrence of certain events described in the IM Merger Agreement (the “IM Warrants”, together with the IM Milestone Stock Consideration shall be referred to as the “IM Milestone Consideration”).

NASDAQ Cap

The IM Merger Agreement further provides that under no circumstances shall the aggregate number of shares of CODX Common Stock, including CODX Common Stock issuable upon the exercise of the IM Warrants, including shares issuable under the ACI Merger Agreement described below, exceed, in the aggregate, 19.99% of the total number of shares of CODX Common Stock outstanding or of the voting power of CODX (the “IM NASDAQ Cap”) unless CODX has obtained either (x) its stockholders’ approval of the issuance of more than such number of shares of CODX Common Stock, or (y) a waiver from The NASDAQ Stock Market of the CODX’s compliance with Rule 5635(d). To the extent that the issuance of any number of shares of CODX Common Stock would exceed the IM NASDAQ Cap, then CODX, in lieu of issuing such additional shares of CODX Common Stock that would exceed the IM NASDAQ Cap, CODX will pay cash instead of CODX Common Stock.

Representations and Warranties

The IM Merger Agreement contains representations, warranties, and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of Idaho Molecular not to pursue other acquisition proposals or to provide information or enter into discussions in connection with other acquisition proposals. Additionally, CODX has agreed to cause CODX Common Stock and shares of CODX Common Stock underlying the IM Warrants to be registered under the Securities Act of 1933, as amended (the “Securities Act”), by preparing and filing a registration statement with the Securities and Exchange Commission no later than May 15, 2022, and to cause such registration statement to become effective prior to July 1, 2022.

Closing Conditions

Completion of the IM Merger is subject to the simultaneous closing of the merger of ACI as described below and customary closing conditions, including, Idaho Molecular obtaining the requisite stockholder approval of the IM Merger.

Stockholder Support Agreement

Contemporaneously with the execution and delivery of the IM Merger Agreement, certain stockholders (the “IM Supporting Stockholders”) of Idaho Molecular entered into the Stockholder Support Agreement pursuant to which IM Supporting Stockholders have irrevocably agreed to vote in favor of the IM Merger Agreement and agreed to certain transfer restrictions with respect to their Idaho Molecular shares.

CODX Funding Commitment.

Following the closing, CODX has committed to expend resources towards and continue funding the projects, purposes, objectives, and operations contemplated in the Development Agreement. Should CODX breach or fail to perform its development obligations the Right of Forfeiture of the IM Milestone Consideration described above shall terminate.

Termination Provisions

The IM Merger Agreement also includes termination provisions for both CODX and Idaho Molecular, including the right to terminate by mutual consent and the right of either party to terminate the IM Merger Agreement if the closing has not occurred on or prior to December 31, 2021.

Voting Agreement and Transfer Restrictions

As part of the IM Merger, CODX and certain stockholders of Idaho Molecular (collectively, the “IM Key Holders”) will execute and deliver a voting agreement (the “IM Voting Agreement”), pursuant to which the IM Key Holders agree, among other things, that at any annual or special meeting of CODX’s stockholders held in order to elect directors to the CODX board of directors, to vote all shares of CODX Common Stock held by them for the directors nominated by the current CODX board. Further, under the IM Voting Agreement each IM Key Holder agrees to vote its shares in favor of removal of any director of CODX should the holders of two-thirds (2/3) of the outstanding shares of CODX Common Stock then held by the CODX stockholders request the removal of a director. The IM Voting Agreement terminates upon the earlier to occur of (a) eighteen months (18) months from the date of the IM Voting Agreement or (b) a sale of CODX. In addition, while the IM Voting Agreement is in effect the IM Key Holders agree to certain limitations or prohibitions on transfer of their CODX Common Stock, including restrictions on the number of shares they may sell during any ninety (90) period once a registration statement covering the resale of such shares has been declared effective by the SEC.

Restrictive Covenants Agreements

Certain key personnel of Idaho Molecular will also enter into a Restrictive Covenants Agreement with CODX providing for certain confidentiality obligations and limited restrictions on engaging in certain competitive actives.

The foregoing description of the IM Merger Agreement and the transactions contemplated by the IM Merger Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the IM Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The IM Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Development Agreement described above or of CODX, Idaho Molecular or their respective subsidiaries and affiliates. The IM Merger Agreement contains representations and warranties by each of the parties to the IM Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the IM Merger Agreement were made solely for the benefit of the parties to the IM Merger Agreement and are subject to limitations agreed upon by the contracting parties. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CODX, Idaho Molecular or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the IM Merger Agreement, which subsequent information may or may not be fully reflected in CODX’s public disclosures.

II.	Agreement and Plan of Merger with Advanced Conceptions, Inc.

On December 21, 2021, CODX entered into an Agreement and Plan of Merger (the “ACI Merger Agreement”) with ACI Acquisition Corp., an Idaho corporation and a wholly-owned subsidiary of CODX (“ACI Merger Sub”), ACI, and the Company Representative named therein. Pursuant to the ACI Merger Agreement, ACI Merger Sub will be merged with and into ACI (the “ACI Merger”) with ACI surviving the ACI Merger and becoming a wholly owned subsidiary of CODX.

Merger Consideration

At the effective time of the ACI Merger, all the outstanding shares of capital stock of ACI shall be cancelled and converted into the right to receive, in the aggregate: 1,650,000 shares of CODX Common Stock, which number may be adjusted upward or downward at closing based on ACI’s net cash at the time of closing; an additional 708,500 shares of CODX Common Stock that is subject to a right of forfeiture in favor of CODX if certain milestones have not been satisfied on or before January 1, 2027 and the right of forfeiture has not been released due to the occurrence of certain events described in the ACI Merger Agreement (the “ACI Milestone Stock Consideration”); and warrants to purchase 232,500 shares of CODX Common Stock (the “ACI Warrants”), at an exercise price of $9.125 per Warrant that are also subject to a right of forfeiture if certain milestones have not been satisfied on or before January 1, 2027 and the right of forfeiture has not been released due to the occurrence of certain events described in the ACI Merger Agreement (the “ACI Warrants”, together with the ACI Milestone Stock Consideration shall be referred to as the “ACI Milestone Consideration”).

NASDAQ Cap

The ACI Merger Agreement further provides that under no circumstances shall the aggregate number of shares of CODX Common Stock, including CODX Common Stock issuable upon the exercise of the ACI Warrants, including shares issuable under the IM Merger Agreement described above, exceed, in the aggregate, 19.99% of the total number of shares of CODX Common Stock outstanding or of the voting power of CODX (the “ACI NASDAQ Cap”) unless CODX has obtained either (x) its stockholders’ approval of the issuance of more than such number of shares of CODX Common Stock, or (y) a waiver from The NASDAQ Stock Market of the CODX’s compliance with Rule 5635(d). To the extent that the issuance of any number of shares of CODX Common Stock would exceed the ACI NASDAQ Cap, then CODX, in lieu of issuing such additional shares of CODX Common Stock that would exceed the ACI NASDAQ Cap, CODX will pay cash instead of CODX Common Stock.

Representations and Warranties

The ACI Merger Agreement contains representations, warranties, and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of ACI not to pursue other acquisition proposals or to provide information or enter into discussions in connection with other acquisition proposals. Additionally, CODX has agreed to cause the CODX Common Stock and shares of CODX Common Stock underlying the ACI Warrants to be registered under the Securities Act, by preparing and filing a registration statement with the Securities and Exchange Commission no later than May 15, 2022, and to cause such registration statement to become effective prior to July 1, 2022.

Closing Conditions

Completion of the ACI Merger is subject to the closing of the IM Merger as described above and customary closing conditions, including, ACI obtaining the requisite stockholder approval of the ACI Merger.

Stockholder Support Agreement

Contemporaneously with the execution and delivery of the ACI Merger Agreement, the largest stockholder o(the “ACI Supporting Stockholder”) of ACI entered into the Stockholder Support Agreement pursuant to which the ACI Supporting Stockholder has irrevocably agreed to vote in favor of the ACI Merger Agreement and agreed to certain transfer restrictions with respect to their ACI shares.

CODX Funding Commitment.

Following the closing, CODX has committed to expend resources towards and continue funding the projects, purposes, objectives, and operations contemplated in the Development Agreement. Should CODX breach or fail to perform its development obligations the of Right of Forfeiture of the Milestone Consideration described above shall terminate.

Termination Provisions

The ACI Merger Agreement also includes termination provisions for both CODX and ACI, including the right to terminate by mutual consent and the right of either party to terminate the ACI Merger Agreement if the closing has not occurred on or prior to December 31, 2021.

Voting Agreement and Transfer Restrictions

In connection with the ACI Merger Agreement, CODX and certain stockholders of ACI (collectively, the “ACI Key Holders”) will enter into a voting agreement (the “ACI Voting Agreement”), pursuant to which the ACI Key Holders will agree, among other things, that at any annual or special meeting of CODX’s stockholders held in order to elect directors to the CODX board of directors, to vote all shares of CODX Common Stock held by them for the directors nominated by the current CODX board. Further, under the ACI Voting Agreement each ACI Key Holder agrees to vote his or its shares in favor of removal of any director of CODX should the holders of two-thirds (2/3) of the outstanding shares of CODX Common Stock then held by the CODX stockholders request the removal of a director. The ACI Voting Agreement terminates upon the earlier to occur of (a) eighteen months (18) months from the date of the ACI Voting Agreement or (b) a sale of CODX. In addition, while the ACI Voting Agreement is in effect the ACI Key Holders agreed to certain prohibitions on transfer of their CODX Common Stock including restrictions on the number of shares they may sell during any ninety (90) period once a registration statement covering the resale of such shares has been declared effective by the SEC.

Restrictive Covenants Agreements

Certain key personnel of ACI will also enter into a Restrictive Covenants Agreement with CODX providing for certain confidentiality obligations and restrictions on engaging in certain competitive actives.

The foregoing description of the ACI Merger Agreement and the transactions contemplated by the ACI Merger Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the ACI Merger Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference. The ACI Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Development Agreement described above or of CODX, ACI or their respective subsidiaries and affiliates. The ACI Merger Agreement contains representations and warranties by each of the parties to the ACI Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the ACI Merger Agreement were made solely for the benefit of the parties to the ACI Merger Agreement, are subject to limitations agreed upon by the contracting parties. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CODX, ACI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the ACI Merger Agreement, which subsequent information may or may not be fully reflected in CODX’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of CODX Common Stock, IM Warrants and ACI Warrants to be issued in connection with the transactions described in Item 1.01 will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure

On December 22, 2021, CODX issued a press release announcing the execution of the merger agreements. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Agreement and Plan of Merger by and between Co-Diagnostics, Inc, IDMO Acquisition Corp., Idaho Molecular Inc., and Company Representative dated as of December 21, 2021.
2.2*+	Agreement and Plan of Merger by and between Co-Diagnostics, Inc, ACI Acquisition Corp., Advanced Conceptions, Inc., and Company Representative dated as of December 21, 2021.
99.1	Press Release dated December 22, 2021.

* Schedules and exhibits to these Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

+ Portions of Exhibit 2.1 and Exhibit 2.2 have been omitted as they contain information that (i) is not material and (ii) is the type of information the issuer both customarily and actually treats as private and confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date:	December 23, 2021	By:	/s/ Brian Brown
Brian Brown
Chief Financial Officer
(Principal Financial and Accounting Officer)